AMENDMENT NO. 3

                    TO AMENDED AND RESTATED CREDIT AGREEMENT
                           Dated as of March 10, 1998


         This Agreement, dated as of March 10, 1998, is among Pediatrix Medical Group, Inc., a Florida corporation, the Related Entities of Pediatrix Medical Group, Inc. from time to time party hereto, the Lenders from time to time party hereto including SunTrust Bank/South Florida, National Association (the "Prior Lender") as Lender under the Revolving Loan, and BankBoston, N.A. (formerly known as The First National Bank of Boston), both in its capacity as a Lender under the Revolving Loan and the Mortgage Loan and in its capacity as agent for itself and the other Lenders (collectively the foregoing parties, the "Credit Parties"). The parties agree as follows:

1. REFERENCE TO CREDIT AGREEMENT; DEFINITIONS. Reference is made to the First Amended and Restated Credit Agreement dated as of June 27, 1996 (the "Credit Agreement"), as amended and in effect from time to time, among the Credit Parties hereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

2. AMENDMENT TO CREDIT AGREEMENT. Subject to all the terms and conditions hereof, the Credit Agreement is hereby amended as follows, effective as of the later of March 10, 1998 and the date each of the conditions in Section 4 hereof is satisfied or waived:

         2.1. Amendment of Section 2.1.3. Section 2.1.3. of the Credit Agreement is hereby amended and restated to read as follows:

                  " 2.1.3. Borrowing Requests. Any Borrower may from time to time request a loan under Section 2.1.1 by providing to the Agent a notice (which may be given by a telephone call received by a Lending Officer if promptly confirmed in writing). Such notice must be not later than noon (Boston time) on the requested Closing Date, (which shall be the third Banking Day prior to the requested Closing Date for such loan if any portion of such loan will be subject to a Eurodollar Pricing Option on the requested Closing Date). If such notice requested that a loan, or any portion thereof, be made subject to a Eurodollar Pricing Option, and the Agent shall have notified the Borrower pursuant to Section 3.2.2 that such election did not become effective, the notice shall be deemed to have been made for a loan at the Base Rate. The notice must specify (a) the amount of the requested loan (which shall be not less than $50,000 and an integral multiple of $10,000),
                  (b) the requested Closing Date therefor (which shall be a Banking Day) and (c) the portion of the requested loan that is to be used for purposes other than Permitted Acquisitions. Upon receipt of such notice, the Agent will promptly inform each other Lender (by telephone or otherwise). Each such loan will be made at the Boston Office by depositing the amount thereof to the general account of such Borrower with the Agent. In connection with each such loan, such Borrower shall furnish to the Agent a certificate in substantially the form of Exhibit 5.4.1."

         2.2. Amendment of Section 4.1.4. Section 4.1.4. of the Credit Agreement is hereby amended and restated to read as follows:

                  "4.1.4. Reborrowing; Application of Payments. The amounts of the Revolving Loan prepaid pursuant to Section 4.1.3 may be reborrowed from time to time prior to the Final Maturity Date in accordance with Section 2.1. The amount of the Revolving Loan prepaid pursuant to Section 4.1.1 may not be reborrowed. All payments of principal hereunder shall be made to the Agent for the account of the Lenders and shall be applied first to the portion of the Revolving Loan not then subject to Eurodollar Pricing Option then the balance of any such payment shall be applied to a portion of the Revolving Loan then subject to the Eurodollar Pricing Options, in the chronological order of the respective maturities, thereof, together with any payment required by Section 3.4."

         2.3. Amendment of Section 6.9.5. Section 6.9.5. of the Credit Agreement is hereby amended and restated to read as follows:

                  "6.9.5. Loans to employees not to exceed a principal amount of $1,000,000 in the aggregate at any one time outstanding provided that loans may be made to selling physicians as part of the consideration in a Permitted Acquisition in an amount not to exceed $3,500,000."

         2.4. Amendment of Section 7.1.3. Section 7.1.3. of the Credit Agreement is hereby amended and restated to read as follows:

                  "7.1.3. Capitalization. Other than up to 30% in the aggregate of the outstanding capital stock of Obstetrix Medical Group, Inc. issued to selling physicians or their advisors as part of the consideration in a Permitted Acquisition or issued to physicians who are employed by or otherwise affiliated with the Borrowers, no options, warrants, conversion rights, preemptive rights or other statutory or contractual rights to purchase shares of capital stock or other securities of any Borrower, other than the Company, now exist, nor has any Borrower, other than the Company, authorized any such right, nor is any Borrower, other than the Company, obligated in any other manner to issue shares of its capital stock or other securities."

3. NO DEFAULT. In order to induce the Lenders to enter into this Amendment and to continue to extend credit to the Borrowers under the Credit Agreement as amended hereby, each of the Borrowers represents and warrants that, after giving effect to this Amendment, no Default under the Credit Agreement as amended hereby exists.

4.       CONDITIONS.  On or prior to the Amendment Date:

         4.1. Each Borrower shall have duly executed and delivered to the Agent a Revolving Note for each Lender, dated as of June 27, 1996;

         4.2. The Company shall have delivered to the Agent an Officers Certificate in the form of Exhibit A to this Agreement certifying that the representations and warranties contained in Section 7 of the Credit Agreement are true and correct on and as of the Amendment Date with the same force and effect as though made on and as of such date (except as to any representation or warranty which refers to a specific earlier date); that the Borrowers are in compliance with the covenants contained in Section 6 of the Credit Agreement and no Default shall exist on the Amendment Date prior to or immediately after giving effect to the requested extension of credit; and that no Material Adverse Change has occurred since December 31, 1995;

         4.3. The making of the requested Amendment and extension of credit shall not (a) subject any Lender to any penalty or special tax (other than a Tax for which the Borrowers are required to reimburse the Lenders under Section 3.5 of the Credit Agreement), (b) be prohibited by any Legal Requirement or (c) violate any credit restraint program of the executive branch of the government of the United States of America, the Board of Governors of the Federal Reserve System or any other governmental or administrative agency so long as any Lender reasonably believes that compliance is in the best interests of the Lender.

         4.4. This Amendment. the Credit Agreement and each other Credit Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary corporate or other proceedings of the Borrowers. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person of any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect;

5. MISCELLANEOUS. Except to the extent specifically amended hereby, the provisions of the Credit Agreement shall remain unmodified, and the Credit Agreement as amended hereby is confirmed as being in full force and effect. This Amendment may be executed in any number of counterparts which together shall constitute one instrument, shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (other than conflict of laws rules), and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, including as such successors and assigns all holders of Credit Obligations.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                         PEDIATRIX MEDICAL GROUP, INC.


                         By:  /s/ Lawrence M. Mullen
                              ----------------------
                              Lawrence M. Mullen, Vice President and
                              Chief Financial Officer



                         PEDIATRIX MEDICAL GROUP OF
                         FLORIDA, INC.


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Treasurer



                         PEDIATRIX MEDICAL GROUP, P.C. (WV)


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Treasurer



                         PEDIATRIX MEDICAL GROUP, P.C. (VA)


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Treasurer



                         PEDIATRIX MEDICAL GROUP, S.P. (PR)


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Attorney-in-Fact

                         PEDIATRIX MEDICAL GROUP, P.A. (NJ)


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Treasurer



                         PEDIATRIX MEDICAL GROUP OF
                         KANSAS, P.A.


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Attorney-in-Fact



                         PEDIATRIX MEDICAL GROUP
                         NEONATOLOGY
                         AND PEDIATRIC INTENSIVE CARE
                         SPECIALISTS OF NEW YORK, P.C.


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Attorney-in-Fact



                         PEDIATRIX MEDICAL GROUP OF
                         CALIFORNIA, P.C.


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Attorney-in-Fact



                         PEDIATRIX MEDICAL GROUP OF
                         ILLINOIS, P.C.


                         By: /s/ Brian D. Udell, M.D.
                            -------------------------
                              Brian D. Udell, M.D., President

                         PEDIATRIX MEDICAL GROUP OF
                         MICHIGAN, P.C.


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Treasurer



                         PEDIATRIX MEDICAL GROUP OF
                         PENNSYLVANIA, P.C.


                         By: /s/ Brian D. Udell
                            -------------------
                              Brian D. Udell, M.D., President



                         PEDIATRIX MEDICAL GROUP OF
                         TEXAS, P.A.


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Attorney-in-Fact



                         PEDIATRIX MEDICAL GROUP OF
                         OHIO, CORP.


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Treasurer



                         NEONATAL SPECIALISTS, LTD. (AZ)


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Treasurer

                         PEDIATRIX MEDICAL GROUP OF
                         COLORADO, P.C.


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Attorney-in-Fact



                         ST. JOSEPH NEONATOLOGY
                         CONSULTANTS, P.A.


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Attorney-in-Fact



                         PERNOLL MEDICAL GROUP OF
                         NEVADA, LTD. D/B/A PEDIATRIX
                         MEDICAL GROUP OF NEVADA


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Attorney-in-Fact



                         PEDIATRIX MEDICAL GROUP OF
                         SOUTH CAROLINA, P.A.


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Treasurer



                         FLORIDA REGIONAL NEONATAL
                         ASSOCIATES, P.A.


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Treasurer

                         PEDIATRIX MEDICAL GROUP, INC.
                         (Utah)


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Treasurer



                         PEDIATRIX MEDICAL GROUP OF
                         NEW MEXICO, P.C.


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Treasurer



                         PEDIATRIX MEDICAL GROUP OF
                         WASHINGTON, INC., P.C.


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Treasurer



                         PEDIATRIX MEDICAL GROUP OF
                         INDIANA, P.C.


                         By: /s/ Brian D. Udell,
                            --------------------
                              Brian D. Udell, M.D., President



                         FORT WORTH NEONATAL
                         ASSOCIATES, P.A.


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Attorney-in-Fact

                         PMG ACQUISITION CORP.


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Treasurer



                        PEDIATRIX MEDICAL GROUP OF
                        PUERTO RICO, P.S.C.


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Attorney-in-Fact




                        OBSTETRIX MEDICAL GROUP, INC.


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Treasurer



                        OBSTETRIX MEDICAL GROUP OF
                        FLORIDA, INC.


                         By: /s/ Lawrence M. Mullen
                            -----------------------
                              Lawrence M. Mullen, Treasurer

                        BANKBOSTON, N.A.
                        (formerly known as The First National Bank
                          of Boston)


                         By: /s/ Gregory G. O'Brien
                            -----------------------
                              Gregory G. O'Brien, Managing Director


                         BankBoston, N.A.
                         New England Corporate Banking
                         100 Federal Street
                         Boston, Massachusetts 02110
                         Telecopy: (617) 434-1279
                         Telex:  940581




                        SUNTRUST BANK/CENTRAL FLORIDA,
                        NATIONAL ASSOCIATION

                         By: /s/ Ronald K. Rueve
                            --------------------
                              Ronald K. Rueve, Vice President

                         SunTrust Bank/Central Florida, National Association Health Care Banking Group
                         Mail Code: 0-1101
                         200 S. Orange Avenue
                         Orlando, Florida  32801
                         Telecopy (407) 237-5489